SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                         ------------------------



                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934




      Date of report (Date of earliest event reported):  June 30, 2000




                      JONES LANG LASALLE INCORPORATED
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)




   Maryland                    001-13145                 36-4150422
---------------         -----------------------       --------------------
(State or other         (Commission File Number)      (IRS Employer
jurisdiction of                                       Identification No.)
incorporation)




200 East Randolph Drive, Chicago, IL                           60601
----------------------------------------                    ----------
(Address of Principal Executive Offices)                    (Zip Code)




Registrant's telephone number, including area code:         (312) 782-5800




                              Not Applicable
      --------------------------------------------------------------
      (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

      On June 30, 2000, Jones Lang LaSalle Incorporated issued a press release announcing its intent to commence an offering of euro 165,000,000 in Senior Notes due 2007 to non-U.S. persons and qualified institutional buyers through a newly formed indirect wholly owned subsidiary, Jones Lang LaSalle Finance B.V. On July 19, 2000, Jones Lang LaSalle Incorporated issued a press release announcing the successful pricing of the offering. Copies of the press releases are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      (c) A list of exhibits is set forth in the Exhibit Index which immediately precedes the exhibits and is incorporated by reference herein.

                                SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: July 24, 2000                JONES LANG LASALLE INCORPORATED



                                    By:    /s/ William E. Sullivan
                                           ------------------------------
                                    Name:  William E. Sullivan

                                    Title: Executive Vice President,
                                           Chief Financial Officer
                                           and Secretary

                               EXHIBIT INDEX
                               -------------



Exhibit 99.1 Press release dated June 30, 2000 issued by Jones Lang LaSalle Incorporated.


Exhibit 99.2 Press release dated July 19, 2000 issued by Jones Lang LaSalle Incorporated.